UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 29, 2008 (February 27, 2008)

Syms Corp
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	001-8546	22-2465228
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Syms Way, Secaucus, New Jersey		07094
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(201) 902-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On February 27, 2008, Syms Corp issued a press release announcing that its listing application to the NASDAQ Stock Market LLC has been approved and that effective with the opening of the market on February 28, 2008 its shares will trade on NASDAQ under the symbol “SYMS”.  The press release is furnished as Exhibit 99.1.

Item 9.01.                     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated February 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYMS CORP

By:	/s/ Philip A. Piscopo
Name: Philip A. Piscopo Title: Vice President and Chief Financial Officer

Dated:  February 29, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 27, 2008